EXHIBIT 1









                     Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration

Statement on Form S-8 (No. 33-28037) of the National Fuel Gas Company

Tax-Deferred Savings Plan of our report dated June 9, 1995 appearing on pages

4 and 5 of this Form 11-K.








PRICE WATERHOUSE

Buffalo, New York
June 9, 1995